Exhibit 99.8

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Lydall, Inc. (the “Company”) on Form 10-Q/A for the period ending June 30, 2001 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Walter A. Ruschmeyer, Executive Vice President – Finance and Administration, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 22, 2002	/s/ WALTER A. RUSCHMEYER

Walter A. Ruschmeyer Executive Vice President – Finance and Administration, Chief Financial Officer